                         METLIFE INSURANCE COMPANY USA

                               POWER OF ATTORNEY

                              Eric T. Steigerwalt
   Chairman of the Board, President, Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, Chairman of the Board, President and Chief Executive Officer and a Director of MetLife Insurance Company USA, a Delaware company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by MetLife Insurance Company USA under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

.. MetLife Investors USA Separate Account A
    File No. 333-200231 Series VA (offered on and after October 7, 2011)
    File No. 333-200232 Series S (offered on and after October 7, 2011) and Series S-L Share Option (offered on and after October 7, 2011)
    File No. 333-200233 Series VA- 4 (offered on and after October 7, 2011)
    File No. 333-200234 Series O (offered between April 30, 2012 and July 19, 2015)
    File No. 333-200236 Series L- 4 Year (offered on and after April 29, 2013)
    File No. 333-200237 PrimElite IV
    File No. 333-200238 Marquis Portfolios (offered on and after April 30, 2012)
    File No. 333-200239 MetLife Growth and Income
    File No. 333-200240 Group Flexible Payment Variable Annuity
      (Flexible Bonus/Retirement Companion/Smart Choice)
    File No. 333-200243 PrimElite III
    File No. 333-200246 MetLife Simple Solutions/SM/
    File No. 333-200250 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
    File No. 333-200253 Series XC
    File No. 333-200256 Series VA (offered between March 22, 2001 and October 7, 2011)
    File No. 333-200259 Series L and Series L- 4 Year (offered between November 22, 2004 and October 7, 2011)
    File No. 333-200261 Series C (offered between September 4, 2001 and October 7, 2011)
    File No. 333-200263 Series XTRA
    File No. 333-200265 Series S and Series S- L Share Option (offered between April 30, 2007 and October 7, 2011)
    File No. 333-200268 Series L- 4 Year (offered between October 7, 2011 and April 28, 2013)
    File No. 333-200270 Group Annuity SF 101
    File No. 333-200272 Ultimate Annuity FSL 224
    File No. 333-200275 Foresight SF 137
    File No. 333-200277 SecurAnnuity (CLICO) 224/ SF 1700
    File No. 333-200278 Group VA SF 234 (Texas)
    File No. 333-200280 Sunshine SF 236 FL
    File No. 333-200281 Flexible Value SF 230
    File No. 333-200282 Investors Choice Annuity, Capital Strategist Annuity, Imprint Annuity and Strive Annuity
    File No. 333-200283 Protected Equity Portfolio (PEP)
    File No. 333-200284 Vintage L and Vintage XC
    File No. 333-200285 Series XTRA 6

    File No. 333-200286 Series VA- 4 (offered between May 1, 2011 and October 7, 2011)
    File No. 333-200287 Series C (offered on and after October 7, 2011)
    File No. 333-200288 Pioneer PRISM
    File No. 333-200289 Pioneer PRISM L
    File No. 333-200290 Pioneer PRISM XC
    File No. 333-200323 MetLife Investment Portfolio Architect/SM/-Standard Version and
      MetLife Investment Portfolio Architect/SM/ -C Share Option
    File No. 333-203748 Series O (offered on and after July 20, 2015)
    File No. 333-209053 Series VA (offered on and after May 1, 2016)
    File No. 333-209054 Series VA- 4 (offered on and after May 1, 2016)
    File No. 333-209055 Series S (offered on and after May 1, 2016) and Series S- L Share Option (offered on and after May 1, 2016)
    File No. 333-209411 MetLife Prime Options,

.. MetLife Investors USA Variable Life Account A
    File No. 333-200241 Equity Advantage Variable Universal Life
    File No. 333-208730 MetLife Premier Accumulator Variable Universal Life/SM/,

.. MetLife Investors Variable Annuity Account One
    File No. 333-200244 Class XC
    File No. 333-200247 Class VA, Class AA and Class B
    File No. 333-200249 Class L and Class L- 4 Year
    File No. 333-200252 Class A
    File No. 333-200255 COVA VA, Firstar Summit VA, Premier Advisor VA, Destiny Select VA, Prevail VA
    File No. 333-200258 COVA VA SPDA
    File No. 333-200260 COVA Series A
    File No. 333-200262 Navigator-Select/Custom-Select/Russell-Select
    File No. 333-200264 Navigator-Select/Custom-Select/Russell-Select (CA)
    File No. 333-200266 COVA VA and Premier Advisor (CA)
    File No. 333-200267 COVA Series A (CA)
    File No. 333-200269 Class C
    File No. 333-200271 Class VA (CA), Class AA (CA), and Class B (CA)
    File No. 333-200273 Class XC (CA)
    File No. 333-200274 Class L (CA) and Class L - 4 Year (CA)
    File No. 333-200276 Class A (CA)
    File No. 333-200279 Class C (CA),

.. MetLife Investors Variable Life Account One
    File No. 333-200242 Class VL
    File No. 333-200245 Class VL (CA)
    File No. 333-200248 Modified Single Premium Variable Life
    File No. 333-200251 Custom Select and Russell Select Variable Life
    File No. 333-200254 Modified Single Premium Variable Life (CA)
    File No. 333-200257 Custom Select Variable Life,

.. MetLife of CT Fund UL for Variable Life Insurance
    File No. 002-88637 MarketLife and Invest
    File No. 333-152219 MarketLife
    File No. 333-56952 MetLife Variable Survivorship Life II
    File No. 333-69771 MetLife Variable Survivorship Life
    File No. 333-96515 MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2
    File No. 333-96519 MetLife Variable Life
    File No. 333-113109 MetLife Variable Life Accumulator- Series III
    File No. 333-152216 Portfolio Architect Life

    File No. 333-152217 VintageLife,

.. MetLife of CT Fund UL III for Variable Life Insurance
    File No. 333-71349 Corporate Owned VUL Series 1
    File No. 333-94779 Corporate Owned VUL 2000 and Corporate Owned VUL III
    File No. 333-105335 Corporate Select Policy
    File No. 333-113533 Corporate Owned VUL IV,

.. MetLife of CT Separate Account Eleven for Variable Annuities
    File Nos. 333-101778 and 333-152234 Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity and
      Scudder Advocate Rewards Annuity
    File No. 333-152189 Universal Annuity
    File No. 333-152190 Universal Select Annuity
    File No. 333-152191 Universal Annuity Advantage
    File Nos. 333-152192 and 333-152193 MetLife Retirement Account
    File No. 333-152194 Gold Track and Gold Track Select
    File Nos. 333-152197 and 333-152198 MetLife Access Annuity and MetLife Access Select Annuity
    File Nos. 333-152199 and 333-152200 Vintage Annuity
    File Nos. 333-152201 and 333-152202 Index Annuity
    File Nos. 333-152232 and 333-152233 Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier
      Advisers Annuity (Class I) and Premier Advisers Annuity (Class II)
    File Nos. 333-152235 and 333-152236 Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer
      AnnuiStar Value Annuity
    File Nos. 333-152237 and 333-152238 Premier Advisers II Annuity, Premier Advisers III (Series I) and Premier
      Advisers III Annuity (Series II)
    File Nos. 333-152239 and 333-152240 Premier Advisers AssetManager Annuity, Premier Advisers L Annuity
      (Series I) and Premier Advisers L Annuity (Series II)
    File Nos. 333-152255 and 333-152265 Vintage XTRA Annuity, Portfolio Architect XTRA Annuity and Vintage XTRA
      Annuity (Series II)
    File Nos. 333-152256 and 333-152292 Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L
      Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity
    File Nos. 333-152258 and 333-152261 PrimElite Annuity
    File Nos. 333-152259 and 333-152262 PrimElite II Annuity
    File Nos. 333-152260 and 333-152266 Protected Equity Portfolio Annuity
    File Nos. 333-152263 and 333-152269 Marquis Portfolios
    File Nos. 333-152264 and 333-152270 Vintage Access, Portfolio Architect Access, Scudder Advocate Advisor and
      Scudder Advocate Advisor- ST1 Annuity
    File Nos. 333-152267 and 333-152268 Vintage II Annuity and Vintage II Annuity (Series II)
    File No. 333-197658 MetLife Accumulation Annuity
    File No. 333-208464 MetLife Premier Variable Annuity/SM/,

.. MetLife of CT Separate Account QPN
    File No. 333-156867 Unallocated Group Variable Annuity
    File No. 333-156911 MetLife Retirement Perspectives,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of March, 2016.

/s/ Eric T. Steigerwalt
--------------------------
Eric T. Steigerwalt

                         METLIFE INSURANCE COMPANY USA

                               POWER OF ATTORNEY

                                 Myles Lambert
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Myles Lambert, a Director of MetLife Insurance Company USA, a Delaware company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by MetLife Insurance Company USA under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

.. MetLife Investors USA Separate Account A
    File No. 333-200231 Series VA (offered on and after October 7, 2011)
    File No. 333-200232 Series S (offered on and after October 7, 2011) and Series S-L Share Option (offered on and after October 7, 2011)
    File No. 333-200233 Series VA- 4 (offered on and after October 7, 2011)
    File No. 333-200234 Series O (offered between April 30, 2012 and July 19, 2015)
    File No. 333-200236 Series L- 4 Year (offered on and after April 29, 2013)
    File No. 333-200237 PrimElite IV
    File No. 333-200238 Marquis Portfolios (offered on and after April 30, 2012)
    File No. 333-200239 MetLife Growth and Income
    File No. 333-200240 Group Flexible Payment Variable Annuity
      (Flexible Bonus/Retirement Companion/Smart Choice)
    File No. 333-200243 PrimElite III
    File No. 333-200246 MetLife Simple Solutions/SM/
    File No. 333-200250 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
    File No. 333-200253 Series XC
    File No. 333-200256 Series VA (offered between March 22, 2001 and October 7, 2011)
    File No. 333-200259 Series L and Series L- 4 Year (offered between November 22, 2004 and October 7, 2011)
    File No. 333-200261 Series C (offered between September 4, 2001 and October 7, 2011)
    File No. 333-200263 Series XTRA
    File No. 333-200265 Series S and Series S- L Share Option (offered between April 30, 2007 and October 7, 2011)
    File No. 333-200268 Series L- 4 Year (offered between October 7, 2011 and April 28, 2013)
    File No. 333-200270 Group Annuity SF 101
    File No. 333-200272 Ultimate Annuity FSL 224
    File No. 333-200275 Foresight SF 137
    File No. 333-200277 SecurAnnuity (CLICO) 224/ SF 1700
    File No. 333-200278 Group VA SF 234 (Texas)
    File No. 333-200280 Sunshine SF 236 FL
    File No. 333-200281 Flexible Value SF 230
    File No. 333-200282 Investors Choice Annuity, Capital Strategist Annuity, Imprint Annuity and Strive Annuity
    File No. 333-200283 Protected Equity Portfolio (PEP)
    File No. 333-200284 Vintage L and Vintage XC
    File No. 333-200285 Series XTRA 6
    File No. 333-200286 Series VA- 4 (offered between May 1, 2011 and October 7, 2011)

    File No. 333-200287 Series C (offered on and after October 7, 2011)
    File No. 333-200288 Pioneer PRISM
    File No. 333-200289 Pioneer PRISM L
    File No. 333-200290 Pioneer PRISM XC
    File No. 333-200323 MetLife Investment Portfolio Architect/SM/-Standard Version and MetLife Investment Portfolio
      Architect/SM/ -C Share Option
    File No. 333-203748 Series O (offered on and after July 20, 2015)
    File No. 333-209053 Series VA (offered on and after May 1, 2016)
    File No. 333-209054 Series VA- 4 (offered on and after May 1, 2016)
    File No. 333-209055 Series S (offered on and after May 1, 2016) and Series S- L Share Option (offered on and after May 1, 2016)
    File No. 333-209411 MetLife Prime Options,

.. MetLife Investors USA Variable Life Account A
    File No. 333-200241 Equity Advantage Variable Universal Life
    File No. 333-208730 MetLife Premier Accumulator Variable Universal Life/SM/,

.. MetLife Investors Variable Annuity Account One
    File No. 333-200244 Class XC
    File No. 333-200247 Class VA, Class AA and Class B
    File No. 333-200249 Class L and Class L- 4 Year
    File No. 333-200252 Class A
    File No. 333-200255 COVA VA, Firstar Summit VA, Premier Advisor VA, Destiny Select VA, Prevail VA
    File No. 333-200258 COVA VA SPDA
    File No. 333-200260 COVA Series A
    File No. 333-200262 Navigator-Select/Custom-Select/Russell-Select
    File No. 333-200264 Navigator-Select/Custom-Select/Russell-Select (CA)
    File No. 333-200266 COVA VA and Premier Advisor (CA)
    File No. 333-200267 COVA Series A (CA)
    File No. 333-200269 Class C
    File No. 333-200271 Class VA (CA), Class AA (CA), and Class B (CA)
    File No. 333-200273 Class XC (CA)
    File No. 333-200274 Class L (CA) and Class L - 4 Year (CA)
    File No. 333-200276 Class A (CA)
    File No. 333-200279 Class C (CA),

.. MetLife Investors Variable Life Account One
    File No. 333-200242 Class VL
    File No. 333-200245 Class VL (CA)
    File No. 333-200248 Modified Single Premium Variable Life
    File No. 333-200251 Custom Select and Russell Select Variable Life
    File No. 333-200254 Modified Single Premium Variable Life (CA)
    File No. 333-200257 Custom Select Variable Life,

.. MetLife of CT Fund UL for Variable Life Insurance
    File No. 002-88637 MarketLife and Invest
    File No. 333-152219 MarketLife
    File No. 333-56952 MetLife Variable Survivorship Life II
    File No. 333-69771 MetLife Variable Survivorship Life
    File No. 333-96515 MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2
    File No. 333-96519 MetLife Variable Life
    File No. 333-113109 MetLife Variable Life Accumulator- Series III
    File No. 333-152216 Portfolio Architect Life
    File No. 333-152217 VintageLife,

.. MetLife of CT Fund UL III for Variable Life Insurance
    File No. 333-71349 Corporate Owned VUL Series 1
    File No. 333-94779 Corporate Owned VUL 2000 and Corporate Owned VUL III
    File No. 333-105335 Corporate Select Policy
    File No. 333-113533 Corporate Owned VUL IV,

.. MetLife of CT Separate Account Eleven for Variable Annuities
    File Nos. 333-101778 and 333-152234 Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity and
      Scudder Advocate Rewards Annuity
    File No. 333-152189 Universal Annuity
    File No. 333-152190 Universal Select Annuity
    File No. 333-152191 Universal Annuity Advantage
    File Nos. 333-152192 and 333-152193 MetLife Retirement Account
    File No. 333-152194 Gold Track and Gold Track Select
    File Nos. 333-152197 and 333-152198 MetLife Access Annuity and MetLife Access Select Annuity
    File Nos. 333-152199 and 333-152200 Vintage Annuity
    File Nos. 333-152201 and 333-152202 Index Annuity
    File Nos. 333-152232 and 333-152233 Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier
      Advisers Annuity (Class I) and Premier Advisers Annuity (Class II)
    File Nos. 333-152235 and 333-152236 Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer
      AnnuiStar Value Annuity
    File Nos. 333-152237 and 333-152238 Premier Advisers II Annuity, Premier Advisers III (Series I) and Premier
      Advisers III Annuity (Series II)
    File Nos. 333-152239 and 333-152240 Premier Advisers AssetManager Annuity, Premier Advisers L Annuity
      (Series I) and Premier Advisers L Annuity (Series II)
    File Nos. 333-152255 and 333-152265 Vintage XTRA Annuity, Portfolio Architect XTRA Annuity and Vintage XTRA
      Annuity (Series II)
    File Nos. 333-152256 and 333-152292 Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L
      Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity
    File Nos. 333-152258 and 333-152261 PrimElite Annuity
    File Nos. 333-152259 and 333-152262 PrimElite II Annuity
    File Nos. 333-152260 and 333-152266 Protected Equity Portfolio Annuity
    File Nos. 333-152263 and 333-152269 Marquis Portfolios
    File Nos. 333-152264 and 333-152270 Vintage Access, Portfolio Architect Access, Scudder Advocate Advisor and
      Scudder Advocate Advisor- ST1 Annuity
    File Nos. 333-152267 and 333-152268 Vintage II Annuity and Vintage II Annuity (Series II)
    File No. 333-197658 MetLife Accumulation Annuity
    File No. 333-208464 MetLife Premier Variable Annuity/SM/,

.. MetLife of CT Separate Account QPN
    File No. 333-156867 Unallocated Group Variable Annuity
    File No. 333-156911 MetLife Retirement Perspectives,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2016.

/s/ Myles Lambert
--------------------------
Myles Lambert

                         METLIFE INSURANCE COMPANY USA

                               POWER OF ATTORNEY

                                Kieran Mullins
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kieran Mullins, a Director of MetLife Insurance Company USA, a Delaware company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by MetLife Insurance Company USA under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

.. MetLife Investors USA Separate Account A
    File No. 333-200231 Series VA (offered on and after October 7, 2011)
    File No. 333-200232 Series S (offered on and after October 7, 2011) and Series S-L Share Option (offered on and after October 7, 2011)
    File No. 333-200233 Series VA- 4 (offered on and after October 7, 2011)
    File No. 333-200234 Series O (offered between April 30, 2012 and July 19, 2015)
    File No. 333-200236 Series L- 4 Year (offered on and after April 29, 2013)
    File No. 333-200237 PrimElite IV
    File No. 333-200238 Marquis Portfolios (offered on and after April 30, 2012)
    File No. 333-200239 MetLife Growth and Income
    File No. 333-200240 Group Flexible Payment Variable Annuity
      (Flexible Bonus/Retirement Companion/Smart Choice)
    File No. 333-200243 PrimElite III
    File No. 333-200246 MetLife Simple Solutions/SM/
    File No. 333-200250 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
    File No. 333-200253 Series XC
    File No. 333-200256 Series VA (offered between March 22, 2001 and October 7, 2011)
    File No. 333-200259 Series L and Series L- 4 Year (offered between November 22, 2004 and October 7, 2011)
    File No. 333-200261 Series C (offered between September 4, 2001 and October 7, 2011)
    File No. 333-200263 Series XTRA
    File No. 333-200265 Series S and Series S- L Share Option (offered between April 30, 2007 and October 7, 2011)
    File No. 333-200268 Series L- 4 Year (offered between October 7, 2011 and April 28, 2013)
    File No. 333-200270 Group Annuity SF 101
    File No. 333-200272 Ultimate Annuity FSL 224
    File No. 333-200275 Foresight SF 137
    File No. 333-200277 SecurAnnuity (CLICO) 224/ SF 1700
    File No. 333-200278 Group VA SF 234 (Texas)
    File No. 333-200280 Sunshine SF 236 FL
    File No. 333-200281 Flexible Value SF 230
    File No. 333-200282 Investors Choice Annuity, Capital Strategist Annuity, Imprint Annuity and Strive Annuity
    File No. 333-200283 Protected Equity Portfolio (PEP)
    File No. 333-200284 Vintage L and Vintage XC
    File No. 333-200285 Series XTRA 6
    File No. 333-200286 Series VA- 4 (offered between May 1, 2011 and October 7, 2011)

    File No. 333-200287 Series C (offered on and after October 7, 2011)
    File No. 333-200288 Pioneer PRISM
    File No. 333-200289 Pioneer PRISM L
    File No. 333-200290 Pioneer PRISM XC
    File No. 333-200323 MetLife Investment Portfolio Architect/SM/-Standard Version and
      MetLife Investment Portfolio Architect/SM/ -C Share Option
    File No. 333-203748 Series O (offered on and after July 20, 2015)
    File No. 333-209053 Series VA (offered on and after May 1, 2016)
    File No. 333-209054 Series VA- 4 (offered on and after May 1, 2016)
    File No. 333-209055 Series S (offered on and after May 1, 2016) and Series S- L Share Option (offered on and after May 1, 2016)
    File No. 333-209411 MetLife Prime Options,

.. MetLife Investors USA Variable Life Account A
    File No. 333-200241 Equity Advantage Variable Universal Life
    File No. 333-208730 MetLife Premier Accumulator Variable Universal Life/SM/,

.. MetLife Investors Variable Annuity Account One
    File No. 333-200244 Class XC
    File No. 333-200247 Class VA, Class AA and Class B
    File No. 333-200249 Class L and Class L- 4 Year
    File No. 333-200252 Class A
    File No. 333-200255 COVA VA, Firstar Summit VA, Premier Advisor VA, Destiny Select VA, Prevail VA
    File No. 333-200258 COVA VA SPDA
    File No. 333-200260 COVA Series A
    File No. 333-200262 Navigator-Select/Custom-Select/Russell-Select
    File No. 333-200264 Navigator-Select/Custom-Select/Russell-Select (CA)
    File No. 333-200266 COVA VA and Premier Advisor (CA)
    File No. 333-200267 COVA Series A (CA)
    File No. 333-200269 Class C
    File No. 333-200271 Class VA (CA), Class AA (CA), and Class B (CA)
    File No. 333-200273 Class XC (CA)
    File No. 333-200274 Class L (CA) and Class L - 4 Year (CA)
    File No. 333-200276 Class A (CA)
    File No. 333-200279 Class C (CA),

.. MetLife Investors Variable Life Account One
    File No. 333-200242 Class VL
    File No. 333-200245 Class VL (CA)
    File No. 333-200248 Modified Single Premium Variable Life
    File No. 333-200251 Custom Select and Russell Select Variable Life
    File No. 333-200254 Modified Single Premium Variable Life (CA)
    File No. 333-200257 Custom Select Variable Life,

.. MetLife of CT Fund UL for Variable Life Insurance
    File No. 002-88637 MarketLife and Invest
    File No. 333-152219 MarketLife
    File No. 333-56952 MetLife Variable Survivorship Life II
    File No. 333-69771 MetLife Variable Survivorship Life
    File No. 333-96515 MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2
    File No. 333-96519 MetLife Variable Life
    File No. 333-113109 MetLife Variable Life Accumulator- Series III
    File No. 333-152216 Portfolio Architect Life
    File No. 333-152217 VintageLife,

.. MetLife of CT Fund UL III for Variable Life Insurance
    File No. 333-71349 Corporate Owned VUL Series 1
    File No. 333-94779 Corporate Owned VUL 2000 and Corporate Owned VUL III
    File No. 333-105335 Corporate Select Policy
    File No. 333-113533 Corporate Owned VUL IV,

.. MetLife of CT Separate Account Eleven for Variable Annuities
    File Nos. 333-101778 and 333-152234 Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity and
      Scudder Advocate Rewards Annuity
    File No. 333-152189 Universal Annuity
    File No. 333-152190 Universal Select Annuity
    File No. 333-152191 Universal Annuity Advantage
    File Nos. 333-152192 and 333-152193 MetLife Retirement Account
    File No. 333-152194 Gold Track and Gold Track Select
    File Nos. 333-152197 and 333-152198 MetLife Access Annuity and MetLife Access Select Annuity
    File Nos. 333-152199 and 333-152200 Vintage Annuity
    File Nos. 333-152201 and 333-152202 Index Annuity
    File Nos. 333-152232 and 333-152233 Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier
      Advisers Annuity (Class I) and Premier Advisers Annuity (Class II)
    File Nos. 333-152235 and 333-152236 Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer
      AnnuiStar Value Annuity
    File Nos. 333-152237 and 333-152238 Premier Advisers II Annuity, Premier Advisers III (Series I) and Premier
      Advisers III Annuity (Series II)
    File Nos. 333-152239 and 333-152240 Premier Advisers AssetManager Annuity, Premier Advisers L Annuity
      (Series I) and Premier Advisers L Annuity (Series II)
    File Nos. 333-152255 and 333-152265 Vintage XTRA Annuity, Portfolio Architect XTRA Annuity and Vintage XTRA
      Annuity (Series II)
    File Nos. 333-152256 and 333-152292 Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L
      Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity
    File Nos. 333-152258 and 333-152261 PrimElite Annuity
    File Nos. 333-152259 and 333-152262 PrimElite II Annuity
    File Nos. 333-152260 and 333-152266 Protected Equity Portfolio Annuity
    File Nos. 333-152263 and 333-152269 Marquis Portfolios
    File Nos. 333-152264 and 333-152270 Vintage Access, Portfolio Architect Access, Scudder Advocate Advisor and
      Scudder Advocate Advisor- ST1 Annuity
    File Nos. 333-152267 and 333-152268 Vintage II Annuity and Vintage II Annuity (Series II)
    File No. 333-197658 MetLife Accumulation Annuity
    File No. 333-208464 MetLife Premier Variable Annuity/SM/,

.. MetLife of CT Separate Account QPN
    File No. 333-156867 Unallocated Group Variable Annuity
    File No. 333-156911 MetLife Retirement Perspectives,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2016.

/s/ Kieran Mullins
--------------------------
Kieran Mullins

                         METLIFE INSURANCE COMPANY USA

                               POWER OF ATTORNEY

                                 Anant Bhalla
                     Director and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Anant Bhalla, a Director and Chief Financial Officer of MetLife Insurance Company USA, a Delaware company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by MetLife Insurance Company USA under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

.. MetLife Investors USA Separate Account A
    File No. 333-200231 Series VA (offered on and after October 7, 2011)
    File No. 333-200232 Series S (offered on and after October 7, 2011) and Series S-L Share Option (offered on and after October 7, 2011)
    File No. 333-200233 Series VA- 4 (offered on and after October 7, 2011)
    File No. 333-200234 Series O (offered between April 30, 2012 and July 19, 2015)
    File No. 333-200236 Series L- 4 Year (offered on and after April 29, 2013)
    File No. 333-200237 PrimElite IV
    File No. 333-200238 Marquis Portfolios (offered on and after April 30, 2012)
    File No. 333-200239 MetLife Growth and Income
    File No. 333-200240 Group Flexible Payment Variable Annuity
      (Flexible Bonus/Retirement Companion/Smart Choice)
    File No. 333-200243 PrimElite III
    File No. 333-200246 MetLife Simple Solutions/SM/
    File No. 333-200250 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
    File No. 333-200253 Series XC
    File No. 333-200256 Series VA (offered between March 22, 2001 and October 7, 2011)
    File No. 333-200259 Series L and Series L- 4 Year (offered between November 22, 2004 and October 7, 2011)
    File No. 333-200261 Series C (offered between September 4, 2001 and October 7, 2011)
    File No. 333-200263 Series XTRA
    File No. 333-200265 Series S and Series S- L Share Option (offered between April 30, 2007 and October 7, 2011)
    File No. 333-200268 Series L- 4 Year (offered between October 7, 2011 and April 28, 2013)
    File No. 333-200270 Group Annuity SF 101
    File No. 333-200272 Ultimate Annuity FSL 224
    File No. 333-200275 Foresight SF 137
    File No. 333-200277 SecurAnnuity (CLICO) 224/ SF 1700
    File No. 333-200278 Group VA SF 234 (Texas)
    File No. 333-200280 Sunshine SF 236 FL
    File No. 333-200281 Flexible Value SF 230
    File No. 333-200282 Investors Choice Annuity, Capital Strategist Annuity, Imprint Annuity and Strive Annuity
    File No. 333-200283 Protected Equity Portfolio (PEP)
    File No. 333-200284 Vintage L and Vintage XC
    File No. 333-200285 Series XTRA 6

    File No. 333-200286 Series VA- 4 (offered between May 1, 2011 and October 7, 2011)
    File No. 333-200287 Series C (offered on and after October 7, 2011)
    File No. 333-200288 Pioneer PRISM
    File No. 333-200289 Pioneer PRISM L
    File No. 333-200290 Pioneer PRISM XC
    File No. 333-200323 MetLife Investment Portfolio Architect/SM/-Standard Version and MetLife Investment Portfolio
      Architect/SM/ -C Share Option
    File No. 333-203748 Series O (offered on and after July 20, 2015)
    File No. 333-209053 Series VA (offered on and after May 1, 2016)
    File No. 333-209054 Series VA- 4 (offered on and after May 1, 2016)
    File No. 333-209055 Series S (offered on and after May 1, 2016) and Series S- L Share Option (offered on and after May 1, 2016)
    File No. 333-209411 MetLife Prime Options,

.. MetLife Investors USA Variable Life Account A
    File No. 333-200241 Equity Advantage Variable Universal Life
    File No. 333-208730 MetLife Premier Accumulator Variable Universal Life/SM/,

.. MetLife Investors Variable Annuity Account One
    File No. 333-200244 Class XC
    File No. 333-200247 Class VA, Class AA and Class B
    File No. 333-200249 Class L and Class L- 4 Year
    File No. 333-200252 Class A
    File No. 333-200255 COVA VA, Firstar Summit VA, Premier Advisor VA, Destiny Select VA, Prevail VA
    File No. 333-200258 COVA VA SPDA
    File No. 333-200260 COVA Series A
    File No. 333-200262 Navigator-Select/Custom-Select/Russell-Select
    File No. 333-200264 Navigator-Select/Custom-Select/Russell-Select (CA)
    File No. 333-200266 COVA VA and Premier Advisor (CA)
    File No. 333-200267 COVA Series A (CA)
    File No. 333-200269 Class C
    File No. 333-200271 Class VA (CA), Class AA (CA), and Class B (CA)
    File No. 333-200273 Class XC (CA)
    File No. 333-200274 Class L (CA) and Class L - 4 Year (CA)
    File No. 333-200276 Class A (CA)
    File No. 333-200279 Class C (CA),

.. MetLife Investors Variable Life Account One
    File No. 333-200242 Class VL
    File No. 333-200245 Class VL (CA)
    File No. 333-200248 Modified Single Premium Variable Life
    File No. 333-200251 Custom Select and Russell Select Variable Life
    File No. 333-200254 Modified Single Premium Variable Life (CA)
    File No. 333-200257 Custom Select Variable Life,

.. MetLife of CT Fund UL for Variable Life Insurance
    File No. 002-88637 MarketLife and Invest
    File No. 333-152219 MarketLife
    File No. 333-56952 MetLife Variable Survivorship Life II
    File No. 333-69771 MetLife Variable Survivorship Life
    File No. 333-96515 MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2
    File No. 333-96519 MetLife Variable Life
    File No. 333-113109 MetLife Variable Life Accumulator- Series III
    File No. 333-152216 Portfolio Architect Life

    File No. 333-152217 VintageLife,

.. MetLife of CT Fund UL III for Variable Life Insurance
    File No. 333-71349 Corporate Owned VUL Series 1
    File No. 333-94779 Corporate Owned VUL 2000 and Corporate Owned VUL III
    File No. 333-105335 Corporate Select Policy
    File No. 333-113533 Corporate Owned VUL IV,

.. MetLife of CT Separate Account Eleven for Variable Annuities
    File Nos. 333-101778 and 333-152234 Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity and
      Scudder Advocate Rewards Annuity
    File No. 333-152189 Universal Annuity
    File No. 333-152190 Universal Select Annuity
    File No. 333-152191 Universal Annuity Advantage
    File Nos. 333-152192 and 333-152193 MetLife Retirement Account
    File No. 333-152194 Gold Track and Gold Track Select
    File Nos. 333-152197 and 333-152198 MetLife Access Annuity and MetLife Access Select Annuity
    File Nos. 333-152199 and 333-152200 Vintage Annuity
    File Nos. 333-152201 and 333-152202 Index Annuity
    File Nos. 333-152232 and 333-152233 Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier
      Advisers Annuity (Class I) and Premier Advisers Annuity (Class II)
    File Nos. 333-152235 and 333-152236 Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer
      AnnuiStar Value Annuity
    File Nos. 333-152237 and 333-152238 Premier Advisers II Annuity, Premier Advisers III (Series I) and Premier
      Advisers III Annuity (Series II)
    File Nos. 333-152239 and 333-152240 Premier Advisers AssetManager Annuity, Premier Advisers L Annuity
      (Series I) and Premier Advisers L Annuity (Series II)
    File Nos. 333-152255 and 333-152265 Vintage XTRA Annuity, Portfolio Architect XTRA Annuity and Vintage XTRA
      Annuity (Series II)
    File Nos. 333-152256 and 333-152292 Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L
      Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity
    File Nos. 333-152258 and 333-152261 PrimElite Annuity
    File Nos. 333-152259 and 333-152262 PrimElite II Annuity
    File Nos. 333-152260 and 333-152266 Protected Equity Portfolio Annuity
    File Nos. 333-152263 and 333-152269 Marquis Portfolios
    File Nos. 333-152264 and 333-152270 Vintage Access, Portfolio Architect Access, Scudder Advocate Advisor and
      Scudder Advocate Advisor- ST1 Annuity
    File Nos. 333-152267 and 333-152268 Vintage II Annuity and Vintage II Annuity (Series II)
    File No. 333-197658 MetLife Accumulation Annuity
    File No. 333-208464 MetLife Premier Variable Annuity/SM/,

.. MetLife of CT Separate Account QPN
    File No. 333-156867 Unallocated Group Variable Annuity
    File No. 333-156911 MetLife Retirement Perspectives,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2016.

/s/ Anant Bhalla
--------------------------
Anant Bhalla

                         METLIFE INSURANCE COMPANY USA

                               POWER OF ATTORNEY

                               Peter M. Carlson
             Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of MetLife Insurance Company USA, a Delaware company, do hereby constitute and appoint Michele H. Abate, Christine
M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by MetLife Insurance Company USA under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

.. MetLife Investors USA Separate Account A
    File No. 333-200231 Series VA (offered on and after October 7, 2011)
    File No. 333-200232 Series S (offered on and after October 7, 2011) and Series S-L Share Option (offered on and after October 7, 2011)
    File No. 333-200233 Series VA- 4 (offered on and after October 7, 2011)
    File No. 333-200234 Series O (offered between April 30, 2012 and July 19, 2015)
    File No. 333-200236 Series L- 4 Year (offered on and after April 29, 2013)
    File No. 333-200237 PrimElite IV
    File No. 333-200238 Marquis Portfolios (offered on and after April 30, 2012)
    File No. 333-200239 MetLife Growth and Income
    File No. 333-200240 Group Flexible Payment Variable Annuity
      (Flexible Bonus/Retirement Companion/Smart Choice)
    File No. 333-200243 PrimElite III
    File No. 333-200246 MetLife Simple Solutions/SM/
    File No. 333-200250 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
    File No. 333-200253 Series XC
    File No. 333-200256 Series VA (offered between March 22, 2001 and October 7, 2011)
    File No. 333-200259 Series L and Series L- 4 Year (offered between November 22, 2004 and October 7, 2011)
    File No. 333-200261 Series C (offered between September 4, 2001 and October 7, 2011)
    File No. 333-200263 Series XTRA
    File No. 333-200265 Series S and Series S- L Share Option (offered between April 30, 2007 and October 7, 2011)
    File No. 333-200268 Series L- 4 Year (offered between October 7, 2011 and April 28, 2013)
    File No. 333-200270 Group Annuity SF 101
    File No. 333-200272 Ultimate Annuity FSL 224
    File No. 333-200275 Foresight SF 137
    File No. 333-200277 SecurAnnuity (CLICO) 224/ SF 1700
    File No. 333-200278 Group VA SF 234 (Texas)
    File No. 333-200280 Sunshine SF 236 FL
    File No. 333-200281 Flexible Value SF 230
    File No. 333-200282 Investors Choice Annuity, Capital Strategist Annuity, Imprint Annuity and Strive Annuity
    File No. 333-200283 Protected Equity Portfolio (PEP)
    File No. 333-200284 Vintage L and Vintage XC

    File No. 333-200285 Series XTRA 6
    File No. 333-200286 Series VA- 4 (offered between May 1, 2011 and October 7, 2011)
    File No. 333-200287 Series C (offered on and after October 7, 2011)
    File No. 333-200288 Pioneer PRISM
    File No. 333-200289 Pioneer PRISM L
    File No. 333-200290 Pioneer PRISM XC
    File No. 333-200323 MetLife Investment Portfolio Architect/SM/-Standard Version and MetLife Investment Portfolio
      Architect/SM/ -C Share Option
    File No. 333-203748 Series O (offered on and after July 20, 2015)
    File No. 333-209053 Series VA (offered on and after May 1, 2016)
    File No. 333-209054 Series VA- 4 (offered on and after May 1, 2016)
    File No. 333-209055 Series S (offered on and after May 1, 2016) and Series S- L Share Option (offered on and after May 1, 2016)
    File No. 333-209411 MetLife Prime Options,

.. MetLife Investors USA Variable Life Account A
    File No. 333-200241 Equity Advantage Variable Universal Life
    File No. 333-208730 MetLife Premier Accumulator Variable Universal Life/SM/,

.. MetLife Investors Variable Annuity Account One
    File No. 333-200244 Class XC
    File No. 333-200247 Class VA, Class AA and Class B
    File No. 333-200249 Class L and Class L- 4 Year
    File No. 333-200252 Class A
    File No. 333-200255 COVA VA, Firstar Summit VA, Premier Advisor VA, Destiny Select VA, Prevail VA
    File No. 333-200258 COVA VA SPDA
    File No. 333-200260 COVA Series A
    File No. 333-200262 Navigator-Select/Custom-Select/Russell-Select
    File No. 333-200264 Navigator-Select/Custom-Select/Russell-Select (CA)
    File No. 333-200266 COVA VA and Premier Advisor (CA)
    File No. 333-200267 COVA Series A (CA)
    File No. 333-200269 Class C
    File No. 333-200271 Class VA (CA), Class AA (CA), and Class B (CA)
    File No. 333-200273 Class XC (CA)
    File No. 333-200274 Class L (CA) and Class L - 4 Year (CA)
    File No. 333-200276 Class A (CA)
    File No. 333-200279 Class C (CA),

.. MetLife Investors Variable Life Account One
    File No. 333-200242 Class VL
    File No. 333-200245 Class VL (CA)
    File No. 333-200248 Modified Single Premium Variable Life
    File No. 333-200251 Custom Select and Russell Select Variable Life
    File No. 333-200254 Modified Single Premium Variable Life (CA)
    File No. 333-200257 Custom Select Variable Life,

.. MetLife of CT Fund UL for Variable Life Insurance
    File No. 002-88637 MarketLife and Invest
    File No. 333-152219 MarketLife
    File No. 333-56952 MetLife Variable Survivorship Life II
    File No. 333-69771 MetLife Variable Survivorship Life
    File No. 333-96515 MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2
    File No. 333-96519 MetLife Variable Life
    File No. 333-113109 MetLife Variable Life Accumulator- Series III

    File No. 333-152216 Portfolio Architect Life
    File No. 333-152217 VintageLife,

.. MetLife of CT Fund UL III for Variable Life Insurance
    File No. 333-71349 Corporate Owned VUL Series 1
    File No. 333-94779 Corporate Owned VUL 2000 and Corporate Owned VUL III
    File No. 333-105335 Corporate Select Policy
    File No. 333-113533 Corporate Owned VUL IV,

.. MetLife of CT Separate Account Eleven for Variable Annuities
    File Nos. 333-101778 and 333-152234 Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity and
      Scudder Advocate Rewards Annuity
    File No. 333-152189 Universal Annuity
    File No. 333-152190 Universal Select Annuity
    File No. 333-152191 Universal Annuity Advantage
    File Nos. 333-152192 and 333-152193 MetLife Retirement Account
    File No. 333-152194 Gold Track and Gold Track Select
    File Nos. 333-152197 and 333-152198 MetLife Access Annuity and MetLife Access Select Annuity
    File Nos. 333-152199 and 333-152200 Vintage Annuity
    File Nos. 333-152201 and 333-152202 Index Annuity
    File Nos. 333-152232 and 333-152233 Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier
      Advisers Annuity (Class I) and Premier Advisers Annuity (Class II)
    File Nos. 333-152235 and 333-152236 Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer
      AnnuiStar Value Annuity
    File Nos. 333-152237 and 333-152238 Premier Advisers II Annuity, Premier Advisers III (Series I) and Premier
      Advisers III Annuity (Series II)
    File Nos. 333-152239 and 333-152240 Premier Advisers AssetManager Annuity, Premier Advisers L Annuity
      (Series I) and Premier Advisers L Annuity (Series II)
    File Nos. 333-152255 and 333-152265 Vintage XTRA Annuity, Portfolio Architect XTRA Annuity and Vintage XTRA
      Annuity (Series II)
    File Nos. 333-152256 and 333-152292 Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L
      Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity
    File Nos. 333-152258 and 333-152261 PrimElite Annuity
    File Nos. 333-152259 and 333-152262 PrimElite II Annuity
    File Nos. 333-152260 and 333-152266 Protected Equity Portfolio Annuity
    File Nos. 333-152263 and 333-152269 Marquis Portfolios
    File Nos. 333-152264 and 333-152270 Vintage Access, Portfolio Architect Access, Scudder Advocate Advisor and
      Scudder Advocate Advisor- ST1 Annuity
    File Nos. 333-152267 and 333-152268 Vintage II Annuity and Vintage II Annuity (Series II)
    File No. 333-197658 MetLife Accumulation Annuity
    File No. 333-208464 MetLife Premier Variable Annuity/SM/,

.. MetLife of CT Separate Account QPN
    File No. 333-156867 Unallocated Group Variable Annuity
    File No. 333-156911 MetLife Retirement Perspectives,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2016.

/s/ Peter M. Carlson
--------------------------
Peter M. Carlson